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                         SMITH BARNEY ADJUSTABLE RATE
                            GOVERNMENT INCOME FUND

                       Supplement dated May 31, 2002 to
                      Prospectus dated September 28, 2001

   Effective July 31, 2002, the fund will be renamed "Smith Barney Adjustable Rate Income Fund". The fund's investment objectives will not be affected as a result of this change. The first three sentences of the initial paragraph in the section of the Prospectus on page 2 entitled "Investments, risks and performance -- Principal investment strategies -- Key investments" are deleted and replaced by the following:

   The fund normally invests at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities.

   The second paragraph in the section of the Prospectus on page 2 entitled "Investments, risks and performance -- Principal investment strategies -- Key investments" is deleted and replaced by the following:

   The fund may also invest up to 20% of its net assets in short duration corporate and U.S. government fixed rate debt securities.

   The information in the Prospectus on page 8 under "Management --Manager" is hereby revised as follows:

   Effective July 23, 2002, BlackRock Financial Management, Inc. will no longer serve as the fund's subadviser. The management of the fund's portfolio will be assumed by the fund's manager, Smith Barney Fund Management LLC ("SBFM"). As of that date, David A. Torchia and Theresa Veres, each an investment officer of SBFM, will be responsible for the day-to-day management of the fund. Mr. Torchia, a managing director of Salomon Smith Barney who has been employed by Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of SBFM, since July, 1990, is a Senior Portfolio Manager responsible for directing investment policy and strategy for high quality U.S. fixed income portfolios. He has more than 18 years of securities business experience. Ms. Veres, a director of Salomon Smith Barney who has been employed by SBAM since March, 1997, is a U.S. fixed income portfolio manager responsible for high quality U.S. fixed income portfolios with a focus on asset-backed securities and corporate securities. She has more than 13 years of securities business experience.

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